                                                                   EXHIBIT 10(m)


                                   TERM NOTE



$6,750,000                                             New Brunswick, New Jersey
                                                                October 31, 1995



     FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of FIRST FIDELITY BANK, N.A. ("FFB") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of SIX MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 ($6,750,000) DOLLARS, in eighty-three (83) installments of $80,357.14 each payable on the first Business Day of each calendar month, commencing on December 1, 1995, with a final principal payment in the then outstanding principal amount of the Term Loan payable on the Maturity Date. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement (defined below).

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the amount and Type of Term Loan made pursuant to the Credit Agreement (defined below), each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof, and, in the case of Fixed Rate Loans, the length of each Interest Period with respect thereto which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall
          --------  -------
not affect the obligations of the Borrower in respect of the Term Loan.

     This Note is one of the Term Notes referred to in the Revolving Credit and Term Loan Agreement dated October 31, 1995 among the Borrower, FFB and PNC Bank, National Association, as Lenders, and PNC Bank, National Association, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"), and is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

     Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                              GUEST SUPPLY, INC.



                              By:___________________________
                                 Name:
                                 Title:

                              GUEST PACKAGING, INC.



                              By:____________________________
                                 Name:
                                 Title:

                              BRECKENRIDGE-REMY CO.



                              By:____________________________
                                 Name:
                                 Title:

                                   Schedule 1
                 To Term Note dated October 31, 1995 issued by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                             Breckenridge-Remy Co.,
                        as joint and several obligors to
                           First Fidelity Bank, N.A.

                           LOAN AND PAYMENTS OF LOAN

                    Loans, Conversions and Payments of Loans


                   Amount of                           Unpaid
        Amount of  Principal  Interest  Interest     Principal      Notation
 Date     Loans     Repaid      Rate     Period   Balance of Loans  Made By
